                                      DRAFT

                         [Proposed Form of Underwriting
                             Agreement -- Subject to
                           Additional Internal Review]

                                    TTR INC.

                 800,000 shares of Common Stock, $.001 par value
                                    per share

                             UNDERWRITING AGREEMENT

                                                                  , 1997

First Metropolitan Securities, Inc.
17 State Street
New York, New York 10004

Ladies and Gentlemen:

        TTR Inc., a Delaware corporation (the "Company"), confirms its agreement with First Metropolitan Securities, Inc. (the "Underwriter"), with respect to the proposed sale by the Company and the purchase by the Underwriter, of the respective number of shares of the Company's common stock, par value $.001 per share ("Common Stock"), and with respect to the grant by the Company, to the Underwriter, of the option described in Section 3(b) hereof to purchase all or any part of 120,000 shares of Common Stock, from the Company, for the purpose of covering over-allotments, if any. The aforesaid 800,000 shares (the "Shares") of Common Stock and all or any part of the Shares subject to the option described in Section 3(b) hereof (the "Option Securities") are hereinafter collectively referred to as the "Securities." The Company also proposes to issue and sell to the Underwriter warrants (the "Underwriter's Warrants") pursuant to the Underwriter's Warrant Agreement (the "Underwriter's Warrant Agreement") for the purchase of an aggregate of an additional 80,000 shares of Common Stock. The shares of Common Stock issuable upon exercise of the Underwriter's Warrants are hereinafter sometimes referred to as the "Warrant Shares." The Shares, the Underwriter's Warrants, and the Warrant Shares are more fully described in the Registration Statement and the Prospectus referred to below.




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        1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriter as of the date hereof, and as of the Closing Date and the Option Closing Date (as defined in Subsection 3(c) hereof, if any, as follows:

               (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (No. 333-11829), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Securities under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the "Regulations") of the Commission under the Act. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriter and will not, before the registration statement becomes effective (the "Effective Date"), file any other amendment thereto unless the Underwriter shall have consented thereto after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein (including, but not limited to those documents or information incorporated by reference therein under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations), is hereinafter called the "Registration Statement" and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations, is hereinafter called the "Prospectus." For purposes hereof, "Rules and Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Exchange Act, as applicable.

               (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Preliminary Prospectus, the Registration Statement or Prospectus or part thereof and no proceedings for a stop order have been instituted or are pending or, to the best knowledge of the Company, threatened. Each of the Preliminary Prospectus, the Registration Statement and Prospectus at the time of filing thereof conformed in all material respects with the requirements of the Act and the Rules and Regulations, and none of the Preliminary Prospectus the Registration Statement or Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to stale a material fact required to be stated therein and necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriter by or on behalf of the Underwriter expressly for use in such Preliminary Prospectus.

               (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date and each Option Closing Date (as defined in Subsection 3(c) hereof, if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriter or a dealer, the Registration Statement and the

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Prospectus will contain all material  statements which are required to be stated
therein in compliance with the Act and the Rules and Regulations, and will in all material respects conform to the requirements of the Act and the Rules and Regulations; neither the Registration Statement or the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under
which  they  were  made,   not   misleading,   provided,   however,   that  this
representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information supplied to the Company in writing by or on behalf of any Underwriter expressly for use in the Registration Statement or Prospectus or any amendment thereof or supplement thereto.

               (d) The Company and its subsidiary are validly existing as corporations in good standing under the laws of their states of incorporation or jurisdictions, foreign or domestic, as applicable. The Company and its subsidiary are duly qualified and licensed and in good standing as a foreign corporations in each jurisdiction in which their ownership or leasing of properties or the character of its operations require such qualification or licensing. The Company and its subsidiary have all requisite power and authority (corporate and other), and have obtained any and all necessary applications, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease their properties and conduct their business as described in the Prospectus; the Company and its subsidiary have been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations; neither the Company nor its subsidiary have received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operation of the Company or its subsidiary. The disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on the Company's and its subsidiary businesses as currently conducted and as contemplated are correct in all respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

               (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under "Capitalization", and will have the adjusted capitalization set forth therein on the Closing Date based upon the assumptions set forth therein, and the Company and its subsidiary are not a party to or bound by any instrument, agreement or other arrangement providing for the Company and its subsidiary to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as described in the Prospectus. The Shares, the Underwriters Warrants, and the Warrant Shares and all other securities issued or issuable by the Company or its subsidiary, conform or, when issued and paid for will conform in all respects to all statements with respect thereto contained in the Registration Statement and the

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Prospectus.  All  issued  and  outstanding  securities  of the  Company  and its subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or its subsidiary, or similar contractual rights granted by the Company or its subsidiary. The Shares and Underwriter's Warrants to be issued and sold by the Company hereunder and the Warrant Shares issuable upon exercise of the Underwriter's Warrants and payment therefor; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company, or similar contractual rights granted by the Company have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform in all respects to the description thereof contained in the Prospectus; all corporate action required to be taken for the authorization, issue and sale of the Securities, the Underwriter's Warrants, and the Warrant Shares has been duly and validly taken; and the certificates representing the Securities, the Underwriter's Warrants, and the Warrant Shares will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Securities to be sold by the Company hereunder, the Underwriter will acquire good and marketable title to such Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever.

               (f) The financial statements of the Company and its subsidiary, together with the related notes and schedules thereto, included in the Registration Statement, the Preliminary Prospectus and the Prospectus fairly present the financial position and the results of operations of the Company and its subsidiary at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles and the Rules and Regulations, consistently applied throughout the periods involved. There has been no material adverse change or development involving a prospective change in the condition, financial or otherwise, or in the earnings, business affairs, position, prospects, value, operation, properties, business, or results of operation of the Company and its subsidiary, whether or not arising in the ordinary course of business, since the dates of the financial statements included in the
Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of the Company and its subsidiary, conforms in all respects to the descriptions thereof contained in the Registration Statement and in the Prospectus.

               (g) The Company and its subsidiary (i) has paid all federal, state, local, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and taxes payable under Chapters 21 through 24 of the Internal Revenue Code of 1986 (the "Code"), (ii) have furnished all information returns required to furnish pursuant to the Code, and have established adequate reserves for such taxes which are not due and payable, and
(iii) do not have any tax deficiency or claims outstanding, proposed or assessed against them.

               (h) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriter in connection with (i) the issuance by the Company of the Securities, (ii) the

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purchase  by the  Underwriter  of the  Securities  from the Company or (iii) the consummation by the Company of any of its obligations under this Agreement.

               (i) The Company maintains insurance of the types and in the amounts which they reasonably believe to be adequate for their businesses, all of which insurance is in full force and effect.

               (j) Except as disclosed in the Prospectus, there is no action, suit, proceeding, inquiry, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (i) questions the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or in the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company.

               (k) The Company has full legal right, power and authority to enter into this Agreement, the Underwriter's Warrant Agreement and the Consulting Agreement (as defined in Section 7(n) hereof) and to consummate the transactions provided for in such agreements; and this Agreement, the Underwriter's Warrant Agreement and the Consulting Agreement have each been duly and properly authorized, executed and delivered by the Company. Each of this Agreement, the Underwriter's Warrant Agreement and the Consulting Agreement, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution or delivery of this Agreement, the Underwriter's Warrant Agreement and the Consulting Agreement, its performance hereunder and thereunder, its consummation of the transactions contemplated herein and therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (i) the articles of incorporation or by-laws of the Company, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which any of them is or may be bound or to which any of their properties or assets (tangible or intangible) is or may be subject to any indebtedness, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the

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Company of any arbitrator,  court,  regulatory body or administrative  agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of their respective activities or properties.

               (l) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement and the transactions contemplated hereby, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriter's purchase and distribution of the Securities to be sold by the Company hereunder.

               (m) All executed agreements or copies of executed agreements filed as exhibits to the Registration Statement to which the Company or its subsidiary are a party or by which any of them may be bound or to which any of their respective assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by the Company and/or its subsidiary, and constitute the legal, valid and binding agreements of the Company and/or its subsidiary, as the case may be, enforceable against each of them in accordance with their respective terms. The descriptions in the Registration Statement of contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form SB-2 and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the Exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

               (n) Subsequent to the respective dates as of which information is set forth in the Registration Statement and Prospectus, and except as may otherwise be indicated or contemplated herein or therein, the Company has not
(i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, (ii) entered into any transaction other than in the ordinary course of business, or (iii) declared or paid any dividend or made any other distribution on or in respect of its capital stock. The Company has one subsidiary, TTR Technologies, Ltd., of which it owns 100% of the outstanding shares of common stock.

               (o) No default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of the property or assets (tangible or intangible) of the Company is subject or affected.

               (p) The Company and its subsidiary generally enjoy satisfactory employer-employee relationships with their employees and both are in compliance in all material respects

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with all federal,  state,  local,  and foreign laws and  regulations  respecting employment and employment practices, terms and conditions of employment and wages and hours. There are no pending investigations involving the Company or any subsidiary, by the U.S. Department of Labor, or any other governmental or foreign agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or its subsidiary, pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company, or any predecessor entity, and none has ever occurred. No representation question exists respecting the employees of the Company or its subsidiary, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any subsidiary. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or of its subsidiary. No labor dispute with the employees of the Company exists, or, to the best knowledge of the Company, is imminent; and the Company is not aware (having made no independent investigation for purposes of this statement) of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which might be expected to result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company.

               (q) Since its inception, the Company has not incurred any material liability arising under or as a result of the application of the provisions of the Act.

               (r) The Company does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan" or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37) respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintains or contributes, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of
Section 406 of ERISA or Section 4975 of the Code, which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has not ever completely or partially withdrawn from a "multiemployer plan."

               (s) The Company is not (nor the manner in which it conducts its business or proposes to conduct its business) in violation of any domestic or foreign laws ordinances or governmental rules or regulations to which it is subject.

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               (t)  No  holders  of any  securities  of  the  Company  or of any options, warrants or other convertible or exchangeable securities of the Company exercisable for or convertible or exchangeable for securities of the Company have the right to include any securities issued by the Company in the Registration Statement or any registration statement to be filed by the Company within eighteen (18) months of the date hereof or to require the Company to file a registration statement under the Act during such eighteen (18) month period.

               (u) None of the Company, nor any of its respective employees, directors, stockholders or affiliates (within the meaning of the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

               (v) None of the patents, patent applications, trademarks, service marks, trade names, copyrights, know-how, technology or other intangible asset and licenses and rights to the foregoing presently owned or held by the Company or its subsidiary, are in dispute so far as known by the Company or are in any conflict with the right of any other person or entity. To the best of the Company's knowledge, the Company and its subsidiary (i) own or have the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing, and (ii) except as set forth in the Prospectus, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise.

               (w) The Company and its subsidiary own and have the unrestricted right to use all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively herein "intellectual properly") required for or incident to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company or its subsidiary, free and clear of and without violating any right, lien, or claim of others, including without limitation, former employers of its employees; provided, however, that the possibility exists that other persons or entities, completely independently of the Company, as the case may be, or their respective employees or agents, could have developed trade secrets or items of technical information similar or identical to those of the Company or its subsidiary. The Company and its subsidiary are not aware of any such development of similar or identical trade secrets or technical information by others.

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               (x) The Company and its subsidiary have taken reasonable security
measures  to  protect  the  secrecy,   confidentiality  and  value  of  all  the
intellectual property.

               (y) The Company and its subsidiary have good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

               (z) Schneider, Ehrlich & Weingrover LLP, independent certified public accounts, whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

               (aa) On or before the Effective Date of the Registration Statement, the Company shall cause to be duly executed legally binding and enforceable agreements pursuant to which each of the Company's officers, directors and stockholders, or any person or entity deemed to be an affiliate of the Company pursuant to the Rules and Regulations has agreed not to, directly or indirectly, offer to sell, sell, grant any option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber any of their shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein for a period of not less than 24 months following such Effective Date without the prior written consent of the Underwriter, except with regards to the stockholders listed in
Schedule III, the term for each stockholder listed shall be adjusted as provided therein. The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such shares of Common Stock and other securities owned by such holders.

               (bb) There are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, employees or affiliates that may affect the Underwriter's compensation, as determined by the National Association of Securities Dealers Inc. ("NASD").

               (cc) The Securities has not been approved for quotation on the SmallCap Market of the Nasdaq Stock Market.

               (dd) Neither the Company, nor any of its respective officers, employees agents or any other person acting on behalf of the Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for

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office  (domestic  or  foreign)  or other  person  who was,  is,  or may be in a position to help or hinder the business of the Company (or assist the Company in connection with any actual or proposed transaction) which (a) might subject any of Company, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign), (b) if not given in the past, might have had a materially adverse effect on the assets, business or operations of the Company, or (c) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company. Each of the Company's internal accounting controls are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.

               (ee) Except as set forth in the Prospectus, no officer, director or stockholder of the Company, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any such person or entity or the Company, has or has had, either directly or indirectly,
(i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficiary interest in any contract or agreement to which the Company is a party or by which any of them may be bound or affected. Except as set forth in the Prospectus under "Certain Relationships and Related Transactions," there are no existing material agreements, arrangements, understandings or transactions, or proposed material agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, or Principal Stockholder of the Company, or any affiliate or associate of any such person or entity.

               (ff) Any certificate signed by any officer of the Company and delivered to the Underwriter or to the Underwriter's counsel shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

               (gg) The Company has not entered into any employment agreements, except as described in the Prospectus.

        2. Reserved.

        3. Purchase,  Sale and   Delivery of the  Securities  and  Underwriter's
Warrants.

               (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriter and the Underwriter agrees to purchase from the Company the Firm Securities at the price per Share as set forth in subsection (c) below.

               (b) In addition, on the basis of the representations, warranties, covenants and agreements, herein contained, but subject to the terms and conditions herein set forth, the Company hereby grants an option to the Underwriter to purchase up to an additional 120,000 shares of Common Stock at the price per Share set forth in subsection (c) below. The option

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



granted hereby will expire 45 days after the date of this Agreement, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Underwriter to the Company setting forth the number of Option Securities as to which the Underwriter is then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Underwriter, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to Closing Date, as hereinafter defined, unless otherwise agreed to between the Underwriter and the Company. In the event such option is exercised the Underwriter shall purchase the total number of Option Securities then being purchased. Nothing herein contained shall obligate the Underwriter to purchase any over-allotments. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

               (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of the Underwriter at 17 State Street, New York, New York 10004, or at such other place as shall be agreed upon by the Underwriter and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York City time) on ___________, 1997 or at such other time and date as shall be agreed upon by the Underwriter and the Company but not less than three (3) nor more than thirty (30) business days after the Effective Date of the Registration Statement (such time and date of payment and delivery being hereafter called "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriter, payment of the purchase price for, and delivery of certificates for such Option Securities shall be made at the above mentioned office of the Underwriter or at such other place as shall be agreed upon by the Underwriter and the Company on each Option Closing Date as specified in the notice from the Underwriter to the Company. Delivery of the certificates for the Firm Securities and the Option Securities, if any, shall be made to the Underwriter against payment of the purchase price for the Firm Securities and the Option Securities, if any, to the order of the Company, by New York Clearing House funds, certificates for the shares of Common Stock underlying the Firm Securities and the Option Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriter may request in writing at least two (2) business days prior to Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the shares of Common Stock underlying the Firm Securities and the Option Securities, if any, shall be made available to the Underwriter at such office or such other place as the Underwriter may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to Closing Date or the relevant Option Closing Date, as the case may be.

               The purchase price per Share to be paid by the Underwriter to the Company for the Securities purchased hereunder will be the same for each Share and will be $6.30. The Company shall not be obligated to sell any Securities hereunder unless all Firm Securities to be sold by the Company are purchased hereunder. The Company agrees to issue and sell 800,000 Shares to the Underwriter.

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               (d) On Closing  Date,  the  Company  shall  issue and sell to the
Underwriter Underwriter's Warrants at a purchase price of $11.20, which warrants shall entitle the holders thereof to purchase an aggregate of 80,000 Shares. The Underwriter's Warrants shall be exercisable for a period of four (4) years commencing one (1) year from the Effective Date of the Registration Statement at an initial exercise price equal to one hundred sixty percent (160%) of the initial public offering price of the Shares. The Underwriter's Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit to the Registration Statement. Payment for the Underwriter's Warrants shall be made on the Closing Date.

        4. Public Offering of the Securities. As soon after the Registration Statement becomes effective as the Underwriter deems advisable, the Underwriter shall make a public offering of the Securities (other than to residents of or in any jurisdiction in which qualification of the Securities is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Underwriter may from time to time increase or decrease the public offering price after distribution of the Securities has been completed to such extent as the Underwriter, in its sole discretion deems advisable.

        5. Covenants of the Company. The Company covenants and agrees with the Underwriter as follows:

               (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the Effective Date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Exchange Act before termination of the offering of the Securities by the Underwriter of which the Underwriter shall not previously have been advised and furnished with a copy, or to which the Underwriter shall have objected or which is not in compliance with the Act, the Exchange Act or the Rules and Regulations.

               (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Underwriter and confirm the notice in writing, (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution or proceeding for that purpose, (iii) of the issuance by any state securities commission of any proceedings for the suspension of the qualification of the Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission; and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend

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



such qualification at any time, the Company will make every effort to obtain promptly the lifting of such order.

               (c) The Company shall file the Prospectus (in form and substance satisfactory to the Underwriter) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to Rule 424(b)(1) (or, if applicable and if consented to by the Underwriter pursuant to Rule 424(b)(4)) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement and (ii) the fifth business day after the Effective Date of the Registration Statement.

               (d) The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriter in connection with the offering of the Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Rules and Regulations), will furnish the Underwriter with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such prospectus to which the Underwriter or Lampert & Lampert ("Underwriter's Counsel"), shall object.

               (e) The Company shall endeavor in good faith, in cooperation with the Underwriter, at or prior to the time the Registration Statement becomes effective, to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriter may reasonably designate, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or file a general or limited consent to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Underwriter agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

               (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act and the Exchange Act, as now and hereafter amended and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriter's Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is

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



necessary at any time to amend the Prospectus to comply with the Act, the Company will notify the Underwriter promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be reasonably satisfactory to Underwriter's Counsel, and the Company will furnish to the Underwriter a reasonable number of copies of such amendment or supplement.

               (g) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Underwriter, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the Effective Date of the Registration Statement.

               (h) During a period of five years after the date hereof, the Company will furnish to its stockholders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports (if requester by the Underwriter) of earnings, and will deliver to the Underwriter:

                      (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders and certified by the Company' s principal financial or accounting officer;

                      (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent public accountants;

                      (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

                      (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the NASD or any securities exchange;

                      (v) every press release and every material news item or article of interest to the financial community in respect of the Company or their affairs which is intended for release by the Company; and

                      (vi)  any  additional   information  of  a  public  nature
concerning the Company, and any future subsidiary or their respective businesses which the Underwriter may reasonably request.

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        During such five-year  period,  if the Company has active  subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiary are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

               (i) The Company will maintain a Transfer Agent and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

               (j) The Company will furnish to the Underwriter or on the Underwriter's order, without charge, at such place as the Underwriter may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the Effective Date of the Registration Statement, in each case as soon as available and in such quantities as the Underwriter may reasonably request.

               (k) Except for the offering contemplated by this Agreement, for a period of 24 months from the Effective Date of the Registration Statement none of the Company, its officers or directors, or holders of the Company's securities, except as listed in Schedule III, including options, warrants and other like rights, prior to the Effective Date, or any person or entity deemed to be an affiliate of the Company pursuant to the Rules and Regulations, will, directly or indirectly, issue, offer to sell, sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior written consent of the Underwriter (the "Lock-up"). On or before the Effective Date of the Registration Statement, the Company shall cause to be duly executed legally binding and enforceable agreements pursuant to which each of persons enumerated in the preceding sentence who are subject to the Lock-up, has agreed to be bound by the Lock-up. During the 36 month period commencing with the Effective Date of the Registration Statement, the Company shall issue no shares of capital stock, except shares issuable upon the exercise of options or warrants referred to in the Registration Statement, inclusive of up to an aggregate of 450,000 shares pursuant to options which may be granted under the Company's 1996 Stock Option Plan and the 1,000,000 shares held in escrow on behalf of management, or in connection with any acquisition from, or business combination with, an unaffiliated entity or securities convertible into or exchangeable for shares of Common Stock or, except in conformity and compliance with the terms of this Agreement, grant any options or warrants.

               (l) None of the Company, nor any of its respective officers or directors, nor affiliates of any of them (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

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               (m) The Company shall apply the net proceeds from the sale of the
Securities in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus. No portion of the net proceeds will be used directly or indirectly to acquire any securities issued by the Company.

               (n) The Company shall timely file all such reports, forms or other documents as may be required (including but not limited to a Form SR as may be required pursuant to Rule 463 under the Act) from time to time, under the Act, the Exchange Act, and the Rules and Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Rules and Regulations.

               (o) The Company shall furnish to the Underwriter as early as practicable prior to each of the date hereof, the Closing Date and each Option Closing Date, if any, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim financial statements of the Company (which in no event shall be as of a date more than thirty (30) days prior to the date of the Registration Statement) which have been read by the Company's independent public accountants, as stated in their letters to be furnished pursuant to Section 7(j) hereof.

               (p) The Company shall cause the Securities to be quoted on the SmallCap Market of the Nasdaq Stock Market at such time as the Securities are accepted for listing.

               (q) For a period of three (3) years from the Closing Date, the Company shall furnish to the Underwriter at the Company's sole expense, (i) daily consolidated transfer sheets relating to the Common Stock; (ii) a list of holders of Common Stock upon the Underwriter's reasonable requests; and (iii) a weekly listing of the securities positions of participants in the Depository Trust Company.

               (r) For a period of three (3) years the Company shall notify the Underwriter of each meeting of the Board, which meetings shall be held at least quarterly. An individual selected by the Underwriter shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to members of the Board. The Company shall reimburse the Underwriter's designee for his or her out-of-pocket expenses reasonably incurred in connection with his or her attendance of the Board meetings.

               (s) For a period equal to the lesser of (i) seven (7) years from the date hereof, and (ii) the sale to the public of the Warrant Shares, the Company will not take any action or actions which may prevent or disqualify the Company's use of Forms S-1 or, if applicable, S-2 and S-3 (or other appropriate form) for the registration under the Act of the Warrant Shares.

               (t) Intentionally omitted.

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               (u) Intentionally omitted.

               (v) On or before the Effective Date of the Registration Statement, retain or make arrangements to retain a financial public relations firm reasonably satisfactory to the Underwriter which shall be continuously engaged from such engagement date to a date twenty-four months from Closing Date.

               (w) As soon as practicable, but in no event more than 30 business days from the Effective Date of the Registration Statement, (i) file a Form 8-A with the Commission providing for the registration under the Exchange Act of the Company's securities and (ii) take all necessary and appropriate actions to be included in Standard and Poor's Corporation Descriptions and Moody's OTC Manual and to continue such inclusion for a period of not less than five (5) years.

               (x) The Company shall furnish to the  Underwriter,  within ninety
(90) days following the Option Closing Date, three (3) bound volumes of all papers and documents utilized in the offering.

               (y) Following the Effective Date of the Registration Statement, the Company shall, at its sole cost and expense, prepare and file such blue sky trading applications with such jurisdictions as the Underwriter may reasonably request after consultation with the Company.

               (z) The Company shall not amend or alter any term of any written employment agreement, if any, between the Company and any executive officer or director, during the term thereof, in a manner more favorable to such employee or director, without the express written consent of the Underwriter.

        6.     Payment of Expenses.

               (a) The Company hereby agrees to pay on each of Closing Date and the Option Closing Date (to the extent not paid at Closing Date) all expenses and fees (other than fees of counsel to the Underwriter, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the printing, mailing and delivery of this Agreement, the Selected Dealer Agreements and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and of the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriter in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the Securities including any transfer or other taxes payable thereon, (iv) the qualification of the Securities under state or foreign securities or "Blue Sky" laws and determination of the status of such securities under legal

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



investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and disbursements and fees of counsel in connection therewith, (v) advertising costs and expenses, including but not limited to costs and expenses in connection with the "road show", information meetings and presentations, bound volumes and prospectus memorabilia, (vi) costs and expenses in connection with due diligence investigations, including but not limited to the fees of any independent counsel or consultant retained, (vii) fees and expenses of the transfer agent, (viii) applications for assignments of a rating of the Securities by qualified rating agencies and (ix) the fees payable to the NASD.

               (b) If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 7, Section 11(b) or Section 12, the Company shall reimburse and indemnify the Underwriter for all of their out-of-pocket expenses including the fees and disbursements of counsel for the Underwriter.

               (c) The Company further agrees that, in addition to the expenses payable pursuant to subsection (a) of this Section 6, it will pay to the Underwriter a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Firm Securities, $50,000 of which has been paid to date to the Underwriter. The Company will pay the remainder on the Closing Date by certified or bank cashier's check or, at the election of the Underwriter, by deduction from the proceeds of the offering contemplated herein. In the event the Underwriter elects to exercise the over-allotment option described in Section 3(b) hereof, the Company further agrees to pay to the Underwriter on the Option Closing Date (by certified or bank cashier's check or, at the Underwriter's election, by deduction from the proceeds of the offering) a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Option Securities.

        7. Conditions of the Underwriter's Obligations. The obligations of the Underwriter hereunder shall be subject to the continuing accuracy of the representations, statements and warranties of the Company and the officers and directors of the Company made pursuant to the provisions hereof, as of the Effective Date and as at the Closing Date and each Option Closing Date, if any,; and the performance by the Company on and as of the Closing Date and each Option Closing Date, if any, of each of its or his covenants and obligations hereunder and to the following further conditions:

               (a) The Registration Statement shall have become effective not later than 5:00 P.M., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Underwriter, and, at Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriter's Counsel. If the Company has elected to rely upon Rule 430A of the Rules and Regulations, the

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



price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Rules and Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to the Underwriter of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Rules and Regulations.

               (b) The Underwriter shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Underwriter's opinion, is material or omits to state a fact which, in the Underwriter's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Underwriter's opinion, is material, or omits to state a fact which, in the Underwriter's opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (c) On or prior to the Closing Date, the Underwriter shall have received the favorable opinion of Baer Marks Upham LLP, counsel to the Company, addressed to the Underwriter and in form and substance reasonably satisfactory to the Underwriter's Counsel, to the effect that:

                      (i) the  Company  and its  subsidiary  (A) have  been duly organized and are validly existing as corporations in good standing under the laws of their jurisdictions, (B) are duly qualified and licensed and in good standing as foreign corporations in each jurisdiction in which their ownership or leasing of any properties or the character of their operations requires such qualification or licensing, except where the failure to so qualify would not have a material adverse effect on the Company and/or its subsidiary, and (C) have all requisite power and authority (corporate and other), and have obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease their properties and conduct their business as described in the Prospectus; to the best of such counsel's knowledge, the Company and its subsidiary have been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations; and to the best of such counsel's knowledge, neither the Company nor its subsidiary have received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singularly or in the aggregate, is the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, of the earnings, business affairs, position, prospects, value, operation, properties, business or results of operation of any of the Company or its subsidiary.

        The disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on each of the Company's businesses as currently conducted and as contemplated are correct in all respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

                      (ii) except as described in the Prospectus, to the best of
such  counsel's   knowledge,   the  Company  owns,  directly  or  indirectly  no
Subsidiaries;

                      (iii) except as described in the Prospectus, to the best knowledge of such counsel, the Company does not own an interest in any corporation, partnership, joint venture, trust or other business entity;

                      (iv) the Company has a duly authorized, issued and outstanding 20,000,000 shares of Common Stock, $.001 par value, of which 2,424,548 exclusive of the 1,000,000 shares issued and held in escrow for the benefit of management) shares are issued and outstanding, and no shares of preferred stock, as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization", and the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement and as described in the Prospectus. The Securities, the Underwriter's Warrants, the Warrant Shares and all other securities issued or issuable by the Company conform in all respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders, and none of such securities were issued in violation of the preemptive rights of any insiders of any security of the Company, if any. The Securities, the Underwriter's Warrants and the Warrant Shares to be sold by the Company hereunder are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms thereof, are validly issued, fully paid and non-assessable and conform to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Securities has been duly and validly taken; and the certificates representing the Securities and securities underlying the Securities and the Underwriter's Warrants are in due and proper form. The Underwriter's Warrants constitute valid and binding obligations of the Company, to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby. Upon the issuance and delivery pursuant to the Agreement of the Securities to be sold by the Company, the Underwriter will acquire good and marketable title to such securities free and clear of any pledge, lien, charge, claim, encumbrance, pledge, security interest or other restriction of any kind whatsoever.

                      (v) the Registration Statement is effective under the Act, and, if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the effectiveness of the Registration Statement has been issued and to the best of such counsel's knowledge, no proceedings for that purpose have been instituted or are pending or threatened or contemplated under the Act;

                      (vi) each of the Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations. Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and representatives of the independent public accountants for the Company, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed the contents of the Registration Statement, the Prospectus, and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or any amendment thereto, at the time such Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or Prospectus).

                      (vii) to the best of such counsel's  knowledge,  (A) there are no contracts or other documents required to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement (or required to be filed under the Exchange Act if upon such filing they would be incorporated, in whole or in part, by reference therein) and the Prospectus and filed as exhibits thereto, and the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound, including any document to which the Company is a party or by which it is bound, incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate and fairly represent the information required to be shown by Form SB-2; (C) there is not pending or threatened against the Company any action suit, proceeding, inquiry, investigation, litigation or governmental proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or business of the Company which (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all respects), (y) questions the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, or (z) might materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs, position, prospects, value, operation, properties, business or results of operation of the Company; (D) no statute or regulation or legal or governmental proceeding required to be described in the Prospectus is not described as required; and (E) there is no action, suit or proceeding pending, or threatened, against or affecting, the Company before any court or arbitrator or governmental body, agency or official (or any basis thereof known to such counsel) in which there is a reasonable possibility of an adverse decision which may result in a material adverse change in the assets, business, operations, financial condition or prospects of the Company, which could materially, adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement or which in any manner draws into question the validity or enforceability of this Agreement;

                      (viii) The Company has full legal right, power and authority to enter into each of this Agreement, the Underwriter's Warrant
Agreement, the Warrant Agreement, and the Consulting Agreement, and to consummate the transactions provided for therein; and each of this Agreement, the Underwriter's Warrant Agreement and the Consulting Agreement has been duly authorized, executed and delivered by the Company. This Agreement, the
Underwriter's Warrant Agreement and the Consulting Agreement, assuming due authorization, execution and delivery by each other party thereto and further assuming that they are valid and binding agreements of the Underwriter, so as the case may be, constitutes legal, valid and binding agreements of the Company enforceable as against the Company in accordance with their terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution or delivery of this Agreement, the Underwriter's Warrant Agreement and the Consulting Agreement, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, to the best knowledge of such counsel, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of, (A) the articles of incorporation or by-laws of the Company, (B) any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which any of them is or may be bound or to which any of their properties or assets (tangible or intangible) is or may be subject, or any indebtedness, or
(C) any statute, judgment, decree, order, rule or regulation applicable to the Company of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of its respective activities or properties.

                      (ix) no consent, approval, authorization or order, and no filing with any court, regulatory body, government agency or other body, domestic or foreign, (other than such as may be required under Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the Securities pursuant to the Prospectus and the Registration Statement, the performance of the Agreement, the Underwriter's Warrant and the Consulting Agreement, and the transactions contemplated thereby;

                      (x) To the best of such counsel's knowledge, the properties and business of the Company and its subsidiary conform to the description thereof contained in the Registration Statement and the Prospectus; and the Company and its subsidiary have good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, in each case free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable;

                      (xi) To the best of such counsel's knowledge, neither the Company nor its subsidiary is in breach of, or in default under, any term or provision of any indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or its subsidiary is a party or by which the Company may be bound or to which any of the property or assets (tangible or intangible) of the Company or its subsidiary is subject or affected, except such as would not have a material adverse effect on the Company or its subsidiary; and neither the Company nor its subsidiary is in violation of any term or provision of their Articles of Incorporation or By-Laws or in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation;

                      (xii) the statements in the Prospectus under "BUSINESS," "MANAGEMENT," "PRINCIPAL SECURITY HOLDERS," "CERTAIN TRANSACTIONS," "DESCRIPTION OF SECURITIES" and "SHARES ELIGIBLE FOR FUTURE SALE" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

                      (xiii) the Securities have not been accepted for quotation on the SmallCap Market of the Nasdaq Stock Market;

                      (xiv) except as and to the extent set forth in the Prospectus, the Company and its subsidiary, own or possess, free and clear of all liens or encumbrances and rights thereto or therein by third parties, the requisite licenses or other rights to use all trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses necessary to conduct their businesses (including, without limitation any such licenses or rights described in the Prospectus as being owned or possessed by the Company), and there is no claim or action by any person pertaining to, or proceeding, pending, or threatened, which challenges the exclusive rights of the Company and/or its subsidiary with respect to any trademarks, service marks, copyrights, service names, trade names, patents, patent applications and licenses used in the conduct of the Company's and/or its subsidiary's businesses (including without limitations any such licenses or rights described in the Prospectus as being owned or possessed by the Company); the Company's and its subsidiary's current products, services and processes do not and will not infringe on the patents currently held by third parties;

                      (xv) to the best knowledge of such counsel, except as and to the extent set forth in the Prospectus, neither the Company nor its subsidiary are under any obligation to pay to any third-party royalties or fees of any kind whatsoever with respect to any technology or intellectual properties developed, employed or used;

                      (xvi) to the best of such counsel's knowledge, the persons listed under the caption "PRINCIPAL STOCKHOLDERS" in the Prospectus are the respective "beneficial owners" (as such phrase is defined in regulation 13d-3 under the Exchange Act) of the securities set forth opposite their respective names thereunder as and to the extent set forth therein;

                      (xvii) to the best of such counsel's knowledge, except as described in the Prospectus, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement for eighteen months from the date hereof;

                      (xviii) to the best of such counsel's knowledge and except as described in the Prospectus, there are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder's or origination fee with respect to the sale of the Securities hereunder or financial consulting arrangement or any other arrangements, agreements understandings, payments or issuances that may affect the Underwriter's compensation, as determined by the NASD;

                      (xix) to the best of such counsel's knowledge, except as set forth in the Prospectus under "Certain Transactions," there are no existing material agreements, arrangements, understandings or transactions, or proposed material agreements, arrangements, understandings or transactions between or among the Company, its subsidiary and any officer, director, or Principal Stockholder of the Company or its subsidiary, or any affiliate or associate of any such person or entity;

                      (xx) to the best of such counsel's knowledge, the minute books of the Company has been made available to Underwriter's Counsel and contains a complete summary of all meetings and actions of the respective directors and stockholders of the Company since the time of their respective incorporations and reflect all transactions referred to in such minutes accurately in all respects.

                      (xxi) the organization of the Company has been duly and validly consummated in accordance and in compliance with applicable law and does not violate the charter or by-laws or give rise to any claim or entitlement by or to any stockholder.

        In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriter's Counsel) of other counsel reasonably acceptable to Underwriter's Counsel, familiar with the applicable laws; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriter's Counsel if requested. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, the Underwriter and they are justified in relying thereon.

        At each Option Closing Date, if any, the Underwriter shall have received the favorable opinion of Baer Marks & Upham, LLP, counsel to the Company, dated the Option Closing Date, addressed to the Underwriter and in form and substance satisfactory to Underwriter's Counsel confirming as of Option Closing Date the statements made by Baer Marks & Upham, LLP in their opinion delivered on the Closing Date.

               (d) Intentionally omitted.

               (e) On or prior to each of the Closing Date and the Option Closing Date, Underwriter's Counsel shall have been furnished such documents certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (b) of this Section 7, or in order to evidence the accuracy, completeness or satisfaction of any of the representation, warranties or conditions herein contained.

               (f) On or prior to each of the Closing Date and the Option Closing Date, Underwriter's Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 7, or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company, or herein contained.

               (g) Prior to each of Closing Date and each Option Closing Date, if any, (i) there shall have been no material adverse change nor development involving a prospective change in

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



the condition, financial or otherwise, prospects or the business activities of the Company, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by the Company, from the latest date as of which the financial condition of the Company is set forth in the Registration Statement and Prospectus which is materially adverse to the Company; (iii) the Company does not, shall be in default under any provision of any instrument relating to any outstanding indebtedness; (iv) no material amount of the assets of the Company shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (v) no action, suit or proceeding, at law or in equity, shall have been pending or to its knowledge threatened against the Company, or affecting any of their respective properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement and Prospectus; and (vi) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

               (h) At each of the Closing Date and each Option Closing Date, if any, the Underwriter shall have received a certificate of the Company signed by the principal executive officer and by the chief financial or chief accounting officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that each of such persons has carefully examined the Registration Statement, the Prospectus and this Agreement, and that:

                      (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

                      (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge, are contemplated or threatened under the Act;

                      (iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

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



                      (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company shall not have incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; the Company shall not have paid or declared any dividends or other distributions on its capital stock; the Company shall not have entered into any transactions not in the ordinary course of business; there shall not have been any change in the capital stock or long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of the Company; the Company does not have sustained any material loss or damage to its property or assets, whether or not insured; there shall not be any litigation which is pending or threatened against the Company which is required to be set forth in an amended or supplemented Prospectus which has not been set forth; and there shall not have occurred any event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

        References to the Registration Statement and the Prospectus in this subsection (g) are to such documents as amended and supplemented at the date of such certificate.

               (i) By the Closing Date, the Underwriter will have received clearance from NASD as to the amount of compensation allowable or payable to the Underwriter, as described in the Registration Statement

               (j) At the time this Agreement is executed, the Underwriter shall have received a letter, dated such date, addressed to the Underwriter in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Underwriter and Underwriter's Counsel, from Schneider, Ehrlich & Weingrover LLP, independent certified public accounts:

                      (i)   confirming   that   they  are   independent   public
accountants with respect to the Company within the meaning of the Act and the applicable Rules and Regulations;

                      (ii) stating that it is their opinion, the financial statements and supporting schedules of the Company included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations thereunder and that the Underwriter may rely upon the opinion of Schneider, Ehrlich & Weingrover LLP, independent certified public accounts with respect to the financial statements and-supporting schedules included in the Registration Statement;

                      (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the boards of directors of the Company, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and

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



inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements and supporting schedules of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Rules and Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the Effective Date of the Registration Statement, there has been any change in the capital stock or long-term debt of the Company, or any decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the Company's balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease, and (C) during the period from __________, 199_ to a specified date not more than five (5) days prior to the Effective Date of the Registration Statement, there was any decrease in net revenues, net earnings or increase in net earnings per common share of the Company, in each case as compared with the corresponding period beginning _________, 199_ other than as set forth in or contemplated by the Registration Statement, or, if there was any such decrease, setting forth the amount of such decrease;

                      (iv) setting forth, at a date not later than five (5) days prior to the date of the Registration Statement, the amount of liabilities of the Company (including a breakdown of commercial paper and notes payable to banks);

                      (v) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

                      (vi) stating that they have not during the immediately preceding five (5) year period brought to the attention of the Company's management any "weakness", as defined in Statement of Auditing Standard No. 60 "Communication of Internal Control Structure Related Matters Noted in an Audit," in the Company's internal controls; and

                      (vii) Intentionally omitted.

                      (viii) statements as to such other matters incident to the transaction contemplated hereby as the Underwriter may reasonably request.

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



               (k) On the Closing Date, and each Option Closing Date, if any, the Underwriter shall have received from Schneider, Ehrlich & Weingrover LLP, independent certified public accounts a letter, dated as of the Closing Date, and each Option Closing Date, if any, to the effect that they reaffirm that statements made in the letter furnished pursuant to Subsection (j) of this Section, except that the specified date referred to shall be a date not more than five days prior to Closing Date and each Option Closing Date, if any, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause
(v) of subsection (i) of this Section with respect to certain amounts, percentages and financial information as specified by the Underwriter and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (v).

               (l) On each of Closing Date and Option Closing Date, if any, there shall have been duly tendered to the Underwriter for the several Underwriter's accounts the appropriate number of Securities.

               (m) No order suspending the sale of the Securities in any jurisdiction designated by the Underwriter pursuant to subsection (e) of Section 5 hereof shall have been issued on either the Closing Date or the Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or to its knowledge or that of the Company shall be contemplated.

               (n) On or before the Closing Date the Company shall have (i) executed and delivered to the Underwriter the consulting agreement, substantially in the form filed as an Exhibit to the Registration Statement (the "Consulting Agreement") and (ii) paid to the Underwriter $100,000 representing the two year retainer fee pursuant to the Consulting Agreement.

        If any condition to the Underwriter's obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Underwriter may terminate this Agreement or, if the Underwriter so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

        8.     Indemnification.

               (a) The Company agrees to indemnify and hold harmless the Underwriter, and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, claims, damages, expenses or liabilities, joint or several (and actions in respect thereof), whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever), as such are incurred, to which such Underwriter or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law

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



arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained (i) in any Preliminary Prospectus, (except that the indemnification contained in this paragraph with respect to any preliminary prospectus shall not inure to the benefit of the Underwriter or to the benefit of any person controlling the Underwriter) on account of any loss, claim, damage, liability or expense arising from the sale of the Shares by the Underwriter to any person if a copy of the Prospectus, as amended or supplemented, shall not have been delivered or sent to such person within the time required by the Act, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus, as amended and supplemented, and such correction would have eliminated the loss, claim, damage, liability or expense), the Registration Statement or the Prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of Common Stock of the Company issued or issuable upon exercise of the Underwriter's Warrants; or (iii) in any application or other document or written communication (in this Section 8 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Common Stock under the securities laws thereof or filed with the Commission, any state securities commission or agency, NASDAQ or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be.

        The indemnity agreement in this subsection (a) shall be in addition to any liability which any of the Company may have at common law or otherwise.

               (b) The Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of the Act to the same extent as the foregoing indemnity from the Company to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering; provided, further, that the liability of each Underwriter to the Company shall be limited to the product of the Underwriter's discount or commission and the number of Shares sold by such Underwriter hereunder. The Company acknowledges that the statements with

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



respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus and the statement as to the anticipated date of delivery of the certificates representing the Shares have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

               (c) Promptly  after  receipt by an  indemnified  party under this
Section 8 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 8, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with one counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing the indemnified party or parties shall have the right to employ its or their own counsel in any such case but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnifying party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 8 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided however, that such consent was not unreasonably withheld.

               (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section 8, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 8 provide for indemnification in such case, or (ii) contribution under

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



the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof)
(A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Shares or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company is the contributing party and the Underwriters are the indemnified party, the relative benefits received by the Company on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subdivision (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

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



        9. Representations and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto, shall be deemed to be representations. warranties and agreements at the Closing Date and the Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the indemnity agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the Underwriter.

        10.    Effective Date.

                      (a) This Agreement shall become effective at 10:00 a.m., New York City time. on the next full business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Underwriter, in its discretion, shall release the Securities for the sale to the public, provided, however that the provisions of Sections 6, 8 and 11 of this Agreement shall at all times be effective. For purposes of this Section 10, the Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Underwriter of telegrams to securities dealers releasing such shares for offering or the release by the Underwriter for publication of the first newspaper advertisement which is subsequently published relating to the Securities.

        11.    Termination.

                      (a) Subject to subsection (d) of this Section 11, the Underwriter shall have the right to terminate this Agreement, (i) if any calamitous domestic or international event or act or occurrence has materially disrupted, or in the Underwriter's opinion will in the immediate future materially disrupt general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the American Stock Exchange, or in the over-the-counter market shall have been suspended or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or
(iii) if the United States shall have become involved in a war or major hostilities; or (iv) if a banking moratorium has been declared by a New York State or federal authority; or (v) if a moratorium in foreign exchange trading has been declared; or (vi) if the Company shall nave sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which whether or not such loss shall have been insured, will, in the Underwriter's opinion, make it inadvisable to proceed with the delivery of the Securities; or (vii) if there shall have been such material adverse change in the conditions or prospects of the Company, or such material adverse general market conditions as in the Underwriter's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Securities.

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



               (b) Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement
(including, without limitation, pursuant to Sections 10 and 11 hereof), and whether or not this Agreement is otherwise carried out, the provisions of
Section 6 and Section 8 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

        12. Default by the Company. If the Company shall fail at the Closing Date or any Option Closing Date, as applicable, to sell and deliver the number of Securities which it is obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Securities to be purchased on an Option Closing Date, the Underwriter may at the Underwriter's option, by notice from the Underwriter to the Company, terminate the Underwriter's several obligations to purchase Securities from the Company on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 6 and Section 8 hereof. No action taken pursuant to this Section shall relieve the Company from liability, if any, in respect of such default.

        13. Notices. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to the Underwriter at First Metropolitan Securities, Inc., 17 State Street, New York, New York 10004, Attention: Syndicate Department, with a copy to Lampert & Lampert, 10 East 40th Street, New York, New York 10007, Attention: Mitchell
Lampert, Esq. Notices to the Company shall be directed to the Company at 2 Hanagar Street, Kfar Saba, Israel, 44425 Attention: Marc D. Tokayer, with a copy to Baer Marks & Upham, LLP at 805 Third Avenue, New York, New York 10022-7513, attention: Sam Ottensoser, Esq.

        14. Parties. This Agreement shall inure solely to the benefit of and shall be binding upon, the Underwriter, the Company and the controlling persons, directors and officers referred to in Section 9 hereof and their respective successors, legal representatives and assigns, and their respective heirs and legal representatives and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

        15. Construction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the choice of law or conflict of laws principles.

        16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

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        If the  foregoing  correctly  sets forth the  understanding  between the
Underwriter and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                                            Very truly yours,

                                                   TTR INC.

                                            By:    ___________________________
                                                   Marc D. Tokayer
                                                   President

        Confirmed and accepted as of the date first above written.

        FIRST METROPOLITAN SECURITIES, INC.

By:     _____________________________
        Name:
        Title:

                                       35

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